Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 27, 2005, by and among SUPERIOR ESSEX COMMUNICATIONS L.P., a Delaware limited partnership (“Superior”), ESSEX GROUP, INC., a Michigan corporation (“Essex”) (Superior and Essex being referred to collectively as “Borrowers,” and individually as a “Borrower”); various financial institutions (“Lenders”); FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, Suite 800, Atlanta, Georgia  30339, in its capacity as collateral and administrative agent for the Lenders (together with its successors and assigns in such capacity, “Administrative Agent”); and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as syndication agent for the Lenders (together with its successors in such capacity, “Syndication Agent”; Administrative Agent and Syndication Agent are each hereafter referred to from time to time individually as an “Agent” and collectively as “Agents”).

Recitals:

Borrowers, Lenders and Agents are parties to a certain Credit Agreement, dated November 10, 2003, as amended by that certain First Amendment to Credit Agreement dated February 20, 2004, that certain Second Amendment to Credit Agreement dated March 18, 2004, that certain Third Amendment to Credit Agreement and Consent to Specific Transactions dated as of April 2, 2004, that certain Fourth Amendment to Credit Agreement dated April 30, 2004, that certain Fifth Amendment to Credit Agreement and Consent to Specific Transactions dated June 16, 2004 and that certain Sixth Amendment to Credit Agreement dated March 11, 2005 (as at any time amended, restated or otherwise modified, the “Credit Agreement”), pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to Borrowers.

Borrowers have requested that Agents and Lenders amend the definitions of “Consigned Inventory Conditions”, “Eligible Consignee”, “Inventory Formula Amount” and “Permitted Consigned Inventory” under the Credit Agreement as set forth herein.  Agents and Lenders are willing to amend such definitions and consent to certain other amendments contained herein, subject to the terms and conditions contained herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Definitions.  All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                  By adding to the end of Section 9.1.15 the following sentence:

Essex shall, promptly after creation of SE Holding, C.V., pledge to Administrative Agent 66% of the Equity Interests held by Essex in such Foreign Venture Investment as required by the definition of Foreign Venture Investment.

(b)                                 By deleting the “and” immediately preceding clause (vi) of Section 9.2.4 and by adding the following to the end of the first sentence of Section 9.2.4:

; (vii) transactions pursuant to which a Borrower or a Subsidiary licenses intellectual property of such Borrower or such Subsidiary to any Foreign Venture Investment; and (viii) transactions pursuant to which a Borrower or a Subsidiary (A) sells, assigns or otherwise transfers Equipment having a book value not to exceed $5,000,000 in the aggregate to SE Holding, C.V. or any of its subsidiaries, or (B) sells Inventory in the Ordinary Course of Business to SE Holding, C.V. or any of its subsidiaries

(c)                                  By deleting the definition of “Consigned Inventory Conditions” in its entirety and substituting the following in lieu thereof:

Consigned Inventory Conditions – the following conditions:  (i) the Inventory is owned by a Borrower, (ii) the Inventory has been consigned to an Eligible Consignee, (iii) the Inventory is located at a location in (A) in the United States at a location set forth on Schedule 7.1.1 or (B) in Canada (other than in the Province of Quebec) at a location set forth on Schedule 7.1.1, and (iv) the Inventory would otherwise constitute Eligible Inventory if it were not Consigned Inventory.

(d)                                 By deleting the definition of “Eligible Consignee” in its entirety and substituting the following in lieu thereof:

Eligible Consignee - a consignee which Administrative Agent, in its reasonable credit judgment, deems to be an eligible consignee.  Without limiting the generality of the foregoing, no consignee will be an Eligible Consignee unless:  (i) such consignee shall have executed a consignment agreement, which has been assigned to Administrative Agent and is otherwise in form and scope acceptable to Administrative Agent, granting the applicable Borrower and its assigns a security interest under the UCC or the PPSA, as applicable, in all Consigned Inventory that is consigned by such Borrower to such consignee, together with the cash and non-cash proceeds thereof; (ii) consignee and such Borrower shall have executed or otherwise authorized the filing of financing statements under the UCC or the PPSA, as applicable, in each case in form acceptable to Administrative Agent, based upon the requirements of the filing jurisdiction, naming such consignee as debtor and such Borrower as secured party (and, if requested by Administrative Agent, naming Administrative Agent as assignee), covering the Consigned Inventory and the proceeds thereof; such financing statement shall have been filed of record in all appropriate filing locations for the perfection of a first priority security interest in such Consigned Inventory and the identifiable proceeds thereof, and, after filing of such financing statements, such Borrower shall have conducted searches of all filings made against such consignee in such filing offices and taken such other action as Administrative Agent may reasonably request, including notification pursuant to Section 9-324 of the UCC (or similar applicable provisions under the PPSA, if applicable) to each holder of a conflicting Lien in such Consigned Inventory, which shall confirm that the security interest in the Consigned Inventory in favor of such Borrower that such Borrower has assigned to Administrative Agent, together with the identifiable proceeds thereof, is and shall be a first priority purchase money security interest; (iii) if requested by Administrative Agent, Administrative Agent shall have received copies of the consignment agreement, the filed financing statements under the UCC and the PPSA, as applicable, and the UCC and the PPSA searches referred to in clauses (i) and (ii)

above, and such other instruments, documents, certificates, opinions or assurances reasonably requested, and such Borrower shall have taken such other action as Administrative Agent may have reasonably requested in connection with the consignee; (iv) such consignee shall maintain the Consigned Inventory at a location set forth on Schedule 7.1.1; and (v) the creditworthiness of such consignee is acceptable to Administrative Agent, in Administrative Agent’s reasonable credit judgment.

(e)                                  By deleting the definition of “Inventory Formula Amount” in its entirety and substituting the following in lieu thereof:

Inventory Formula Amount - on any date of determination thereof, an amount equal to the lesser of (a) $70,000,000 or (b) the lesser of (A) 65% of the Value of Eligible Inventory on such date consisting of raw materials, work in process and finished goods and (B) the product of 85% multiplied by the Net Orderly Liquidation Value Percentage multiplied by the Value of Eligible Inventory on such date consisting of raw materials, work in process and finished goods; provided, that in no event shall the aggregate outstanding amount of Revolver Loans measured at any time by the Value of Eligible Inventory that is Consigned Inventory located within the United States or Canada (other than the Province of Quebec), and that satisfies the Consigned Inventory Conditions, exceed the lesser of (Y) $30,000,000 and (Z) 20% of the Inventory Formula Amount at any date of determination.  Administrative Agent shall have the right at any time to decrease the advance rate percentage in its reasonable credit judgment; provided, that any such decrease in the advance rate percentages shall not be effective until 3 Business Days after written notice thereof is provided to Borrowers by Administrative Agent.

(f)                                    By deleting the definition of “Permitted Consigned Inventory” in its entirety and substituting the following in lieu thereof:

Permitted Consigned Inventory - Consigned Inventory, (i) the Value of which shall not exceed $50,000,000 in the aggregate at any time, and (ii) which is the subject of a properly filed financing statement under the UCC or the PPSA, as applicable, in favor of a Borrower with respect to such Consigned Inventory; provided, that Borrowers may maintain Consigned Inventory, the Value of which shall not exceed $25,000,000 in the aggregate at any time, which does not satisfy the requirement specified in clause (ii) hereof.

(g)                                 By deleting the definition of “Subsidiary” in its entirety and substituting the following in lieu thereof:

Subsidiary – any Person in which more than 50% of its outstanding Voting Securities or more that 50% of all Equity Interests is owned directly or indirectly by a Borrower, by one or more Subsidiaries of such Borrower or by a Borrower and one or more other Subsidiaries; provided, however, that neither SE Holding, C.V. nor any of its subsidiaries shall be deemed a Subsidiary.

(g)                                 By adding at the appropriate alphabetical position the definition of “PPSA” as follows:

PPSA - the Personal Property Security Act as in effect from time to time in any Province of Canada (other than the Province of Quebec, Canada), and all regulations thereunder, as amended from time to time, and any successor legislation.

3.                                      Foreign Venture Investment.  Borrowers have informed Administrative Agent that they intend to make Foreign Venture Investments in an amount of up to $30,000,000 solely for their account and which otherwise comply with the limitations on Foreign Venture Investments set forth in the Credit Agreement, with the legal structure of such investments to be substantially in accordance with the company structure chart delivered to Administrative Agent and its counsel on or about April 11, 2005 (the “Chart”).  Administrative Agent and the Lenders acknowledge that (a) such investments, to the extent consistent with the terms so delivered to Administrative Agent, shall constitute Foreign Venture Investments for purposes of the Credit Agreement and (b) Essex is forming Superior China Magnet Wire GP Inc. (indicated on the Chart to be “Texas Partner”), SE Holding, C.V. (indicated on the Chart to be “DutchCV”), Superior Essex Group Mauritius, Ltd. (indicated on the Chart to be “Mauritius”), and Essex Magnet Wire (Suzhou) Ltd. (indicated on the Chart to be “Essex Suzhou”).

4.                                      Consent.  Notwithstanding anything in the Credit Agreement to the contrary, Agents and Lenders hereby consent to all failures of Borrowers to comply with Sections 7.1.1 and 7.3.3 of the Credit Agreement as a result of the definition of “Permitted Consigned Inventory” in effect prior to the effectiveness of this Amendment.

5.                                      Ratification and Reaffirmation.  Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

6.                                      Acknowledgments and Stipulations.  Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the security interests and liens granted by Borrowers in favor of Administrative Agent, for the benefit of itself and Lenders, are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Loans and LC Outstandings on and as of June 27, 2005, totaled $44,411,496.00.

7.                                      Representations and Warranties.  Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that (a) after giving effect to this Amendment, no Default or Event of Default exists on the date hereof; (b) the execution, delivery and performance of this Amendment have been duly authorized by all requisite company action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and (c) all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct, in all material respects, on and as of the date hereof, except those representations and warranties made as of a specific date in which such case such representations and warranties were true and correct as of such date.

8.                                      Reference to Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

9.                                      Breach of Amendment.  This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

10.                               Conditions Precedent.  The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:

(a)                                  Administrative Agent shall have received a duly executed counterpart of this Amendment from Borrowers, together with (i) a Consent and Reaffirmation duly signed by the Guarantors, (ii) a certificate of resolutions from each Borrower authorizing this Amendment and the other documents referenced herein and (iii) such additional documents, instruments and certificates as Agents and Lenders shall require in connection herewith; and

(b)                                 Administrative Agent shall have received from the Borrowers an amended Schedule 7.1.1 that reflects each of the business locations where tangible items of Collateral, other than Inventory in transit, of the Borrowers is or may be kept as of the date hereof.

11.                               Effective Date.   Notwithstanding the effective date of any other provision of this Amendment, the provisions set forth in Section 2 of this Amendment shall be deemed to have been effective as of January 31, 2005.

12.                               Expenses of Agents.  Borrowers agree to pay, on demand, all costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agents’ legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

13.                               Miscellaneous.  This Amendment shall be effective upon acceptance by Agents and Lenders, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

14.                               No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

15.                               Further Assurances.  Each Borrower agrees to take such further actions as Agents and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16.                               Release of Claims.  To induce Agents and Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agents and Lenders, and all officers, directors, agents, employees, successors and assigns of Agents and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that any Borrower now has or ever had against Agents or Lenders arising under or in connection with any of the Loan Documents or otherwise.  Each Borrower represents and warrants to Agents and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agents or Lenders.

17.                               Waiver of Jury Trial.  To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

SUPERIOR ESSEX COMMUNICATIONS L.P.

By:	/s/ DAVID S. ALDRIDGE
Name: David S. Aldridge Title: Senior Vice President and Chief Financial Officer

ESSEX GROUP, INC.

By:	/s/ DAVID S. ALDRIDGE
Name: David S. Aldridge Title: Vice President and Treasurer

[Signatures continued on following page]

LENDERS:

Revolver Commitment: $60,000,000.00	FLEET CAPITAL CORPORATION

	By:	/s/ GLENN LITTLE
		Title:	Senior Vice President

Revolver Commitment: $60,000,000.00	GENERAL ELECTRIC CAPITAL CORPORATION

	By:	/s/ CURTIS J. CORREA
		Title:	Duly Authorized Signatory

Revolver Commitment: $55,000,000.00	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ DANIEL L. DENTON
		Title:	Director

[Signatures continued on the following page]

ADMINISTRATIVE AGENT:

FLEET CAPITAL CORPORATION,
as Administrative Agent

By:	/s/ GLENN :LITTLE
	Title:	Senior Vice President

SYNDICATION AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent

By:	/s/ CURTIS J. CORREA
	Title:	Duly Authorized Signatory

CONSENT AND REAFFIRMATION

Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Agents and Lenders hereby (i) acknowledges receipt of a copy of the foregoing Seventh Amendment to Credit Agreement; (ii) consents to Borrowers’ execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation as of the date of such Seventh Amendment to Credit Agreement.

SUPERIOR ESSEX INC.

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and CFO

SUPERIOR ESSEX HOLDING CORP.

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President and Treasurer

ESSEX INTERNATIONAL INC.

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer, Assistant Secretary and CFO

ESSEX GROUP, INC.

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and Assistant Secretary

[Signatures continued on the following page]

ESSEX TECHNOLOGY, INC.

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President, Treasurer and Assistant Secretary

ESSEX MEXICO HOLDINGS, L.L.C.

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President,
Treasurer and Assistant Secretary

ESSEX WIRE CORPORATION

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President,
Treasurer and Assistant Secretary

ESSEX CANADA INC.

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President,
Treasurer and Assistant Secretary

ESSEX GROUP MEXICO INC.

By:	/s/ DAVID S. ALDRIDGE
David S. Aldridge, Vice President,
Treasurer and Assistant Secretary